                                STRUTHERS INDUSTRIES, INC.
                                  Form 8-K Exhibit(b)(1)
                           PRO FORMA CONSOLIDATED BALANCE SHEET
                                       June 30, 1996


                                                     Historical          Deletion of                             Pro forma
                                                     Financial          Chemical Dye          Pro forma          Financial
                                                     Statement             Segment           Adjustments         Statements
                                                     ---------             -------           -----------         ----------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                        $    582,981        $    295,415                            $    287,566
 Equity securities                                      104,183                                                     104,183
 Receivables, net                                     1,555,029           1,074,908           4,000,000           4,480,121
 Inventories                                          1,810,403           1,695,417                                 114,986
 Prepaid expenses and other assets                       73,880              36,544                                  37,336
 Deferred income taxes                                   76,000                                                      76,000
                                                   ------------        ------------        ------------        ------------
                                                      4,202,476           3,102,284           4,000,000           5,100,192
Property and equipment                                7,050,315           6,316,632                                 733,683
Investment securities                                   525,000                                                     525,000
Goodwill                                              2,357,825           2,357,825                                    --
Other assets                                            309,796             309,796                                    --
                                                   ============        ============        ============        ============
                                                   $ 14,445,412        $ 12,086,537        $  4,000,000        $  6,358,875
                                                   ============        ============        ============        ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                 $    851,869        $    645,942                            $    205,927
 Accrued liabilities                                    449,599              80,674                                 368,925
 Accrued settlement expense                           3,250,000                                                   3,250,000
 Current maturities of long-term obligations            199,729             100,567                                  99,162
                                                   ------------        ------------        ------------        ------------
                                                      4,751,197             827,183                 --            3,924,014
Long-term obligations                                   710,276             168,302                                 541,974
Minority interest                                       241,669             241,669                                    --
Stockholders' equity                                                                                                   --
 Common stock                                         1,172,097                                                   1,172,097
 Additional paid-in capital                          35,971,507                                                  35,971,507
 Stock subscriptions receivable                        (210,000)                                                   (210,000)
 Foreign currency translation adjustment                (36,502)            (36,502)                                   --
 Accumulated deficit                                (28,154,832)            (45,913)         (6,931,798)        (35,040,717)
                                                   ------------        ------------        ------------        ------------
                                                      8,742,270             (82,415)         (6,931,798)          1,892,887
                                                   ============        ============        ============        ============
                                                   $ 14,445,412        $  1,154,739        $ (6,931,798)       $  6,358,875
                                                   ============        ============        ============        ============
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